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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2001


                            ALLIANT TECHSYSTEMS INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                    1-10582           41-16726904
 (State or other jurisdiction of       (Commission       (I.R.S. Employer
 incorporation or organization)         File Number      Identification No.)


              5050 LINCOLN DRIVE
               EDINA, MINNESOTA                           55436-1097
       (Address of principal executive office)            (Zip Code)

       Registrant's telephone number, including area code: (952) 351-3000


                             600 SECOND STREET N.E.
                            HOPKINS, MINNESOTA 55343
(Former name, former address and former fiscal year if changed from last report)


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Item 5.  Other Events.

         On October 25, 2001, the Registrant issued a news release announcing that it had signed a non-binding letter of intent with Blount International, Inc. to acquire its ammunition business as described in the news release. The text of the news release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)  None.
         (b)  None.
         (c)  Exhibits.

              EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
              -----------                   ----------------------

                    99            Text of news release dated October 25, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ALLIANT TECHSYSTEMS INC.


Date:  October 26, 2001
                                           By:  /s/ Perri A. Hite
                                         Name:  Perri A. Hite
                                        Title:  Secretary